AuguStar Variable Insurance Products Fund, Inc.

May 20, 2026
Supplement to the Prospectus dated May 1, 2026
and the
Statement of Additional Information dated May 1, 2026

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This supplement provides new and additional information with respect to the portfolios of the AuguStar Variable Insurance Products Fund, Inc. described herein beyond that contained in the Prospectus, dated May 1, 2026, and the Statement of Additional Information, dated May 1, 2026, and should be read in conjunction with those documents.

Change in Fund Secretary and Assistant Secretary

Effective May 12, 2026, the Board of Directors of the AuguStar Variable Insurance Products Fund, Inc. (the “Fund) appointed Zachary M. Pasker as Secretary of the Fund. Mr. Pasker previously served as Assistant Secretary of the Fund. In connection with this appointment, Megan K. Meyer, who previously served as Secretary of the Fund, has been appointed Assistant Secretary of the Fund.

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This Supplement should be read in conjunction with the Prospectus and Statement of Additional Information, dated May 1, 2026, as supplemented, and supersedes any contrary information contained therein.